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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                               January 10, 2001
               Date of Report (Date of earliest event reported)



                            COMPUCOM SYSTEMS, INC.
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            (Exact name of Registrant as specified in its charter)


           Delaware                     0-14371                  38-2363156
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(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)  (Commission File Number)  Identification Number)

    7171 Forest Lane, Dallas, TX                                   75230
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:            (972) 856-3600
                                                               --------------

                               (Not applicable)
         (Former name or former address, if changed since last report)
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Item 2.        ACQUISITION OR DISPOSITION OF ASSETS.

        On January 10, 2001, CompuCom Systems, Inc. ("CompuCom") completed the purchase of certain assets of MicroAge Technology Services, L.L.C. ("MTS") pursuant to the terms of the Purchase Agreement dated as of December 22, 2000 (the "Purchase Agreement"), entered into by and among CompuCom, MTS and MicroAge, Inc., the parent of MTS ("Microage"; and together with MTS, the "Sellers"). A copy of the Purchase Agreement is attached hereto as Exhibit 2.1. Under the terms of the Purchase Agreement, CompuCom purchased certain trade and vendor accounts receivable, inventory, and prepaid assets for approximately $81 million in cash. These assets were used by MTS primarily in its business as a systems integrator of personal computer products. CompuCom intends to collect the trade and vendor accounts receivable, which comprised the vast majority of the acquired assets, in the normal course of its business. As part of the acquisition, CompuCom hired certain of MTS' national sales force and technical service personnel.

        The purchase price was determined as part of a Bankruptcy Court Order approving bidding procedures for the sale of substantially all of the assets relating to the business conducted by MTS. There are no material relationships known to CompuCom between Sellers and CompuCom or any of its affiliates, any director or any officer of CompuCom or any associate of any such director or officer.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

        The financial statements required by Item 7(a) and Item 7(b) of Form 8-K will be filed pursuant to an amendment to Form 8-K no later than 75 days following the date of acquisition of the assets on January 10, 2001.

        (c)    Exhibits.

        2.1 Purchase Agreement, dated as of December 22, 2000, by and between CompuCom Systems, Inc., MicroAge Technology Services, L.L.C. and MicroAge, Inc.

        99.1 Text of Press Release dated January 10, 2001, issued by CompuCom Systems, Inc.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CompuCom Systems, Inc.
                                 (Registrant)

Date:  January 24, 2001          /s/ M. Lazane Smith
                                 -------------------
                                 M. Lazane Smith,
                                 Senior Vice President, Finance and Chief
                                 Financial Officer